TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401                   HV-4824 – Group Variable Funding Agreement

333-114404                   HV-4900 – Group Variable Funding Agreement

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Supplement dated January 26, 2021 to your Prospectus

This Supplement updates certain information contained in the following prospectuses, as they may have been subsequently supplemented, for products issued by Talcott Resolution Life Insurance Company:

333-114401                   HV-4824 – Group Variable Funding Agreement, dated May 1, 2020

333-114404                   HV-4900 – Group Variable Funding Agreement, dated May 1, 2020

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.

MassMutual administers your Contract through a subcontracting arrangement with Great-West Life & Annuity Insurance Company.  The terms, features and benefits of your insurance contract will NOT change as a result of the sale.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.